Unaudited Interim Condensed Consolidated Statement of Profit or Loss - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017
Unaudited Interim Condensed Consolidated Statement of Profit or Loss
Revenue from settlement and license agreement		$ 1,250,000
Cost of the Aditech Pharma AG agreement		(25,000)
Research and development costs	$ (1,843)	(6,993)
General and administrative costs	(5,803)	(4,413)
Operating (loss) income	(7,646)	1,213,594
Foreign exchange rate gain	1,859	1,011
Interest income on available-for-sale financial assets		160
Other finance income (expense)	313	(1,755)
(Loss) income before taxes	(5,474)	1,213,010
Income tax benefit (expense)	204	(271,774)
Net (loss) income for the period	(5,270)	941,236
Net (loss) income for the period attributable to:
Equity holders of the Parent	$ (5,270)	$ 941,236
Per share amounts:
Net (loss) income per share basic	$ (0.06)	$ 1.74
Net (loss) income per share diluted	$ (0.06)	$ 1.67